UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 6, 2011

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this amendment to the Current Report on Form 8-K filed by The Cheesecake Factory Incorporated with the Securities and Exchange Commission on January 12, 2011 (the “Original 8-K”) is to correct Mr. Benn’s salary as set forth in Item 5.02 of the Original 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2011, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Cheesecake Factory Incorporated (the “Company”) approved base salaries for fiscal 2011, effective as of December 29, 2010, the first day of the Company’s 2011 fiscal year, for the following executive officers of the Company:

Name	Title	Base Salary for 2011
David Overton	Chairman and Chief Executive Officer	$915,000
Michael Jannini	President	$565,000
W. Douglas Benn	Executive Vice President and Chief Financial Officer	$432,600
Debby R. Zurzolo	Executive Vice President, General Counsel and Secretary	$404,500
Max Byfuglin	President, The Cheesecake Factory Bakery, Inc.	$358,000
Cheryl Slomann	Vice President, Controller and Chief Accounting Officer	$230,000

In addition, the Compensation Committee approved grants of equity awards of the Company’s common stock to each of the executive officers under the terms of the Company’s 2010 Stock Incentive Plan, as follows:

Name	Number of Stock Options	Number of Restricted Shares
David Overton	100,000	30,000
Michael Jannini	20,000	8,000
W. Douglas Benn	15,000	6,500
Debby R. Zurzolo	15,000	6,500
Max Byfuglin	15,000	6,500
Cheryl Slomann	7,500	2,500

The stock options were granted at an exercise price of $31.10 per share which was the closing price for the Company’s common stock on January 6, 2011, the date of grant.  The options vest as to 20% of the shares on each of January 6, 2012, 2013, 2014, 2015 and 2016.  The restricted shares vest as to 60% of the shares on January 6, 2014, and as to 20% of the shares on each of January 6, 2015 and 2016.  Other than the grants to Ms. Slomann, these grants were made pursuant to the terms and conditions of a form of award agreement for executive officers previously approved by the Compensation Committee and filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2010.  Ms. Slomann received her grants pursuant to the terms and conditions of a form of award agreement to non-executive officers previously approved by the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2011	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Debby R. Zurzolo
Debby R. Zurzolo
Executive Vice President, General Counsel and Secretary